                                                                   EXHIBIT 10.30

                               TENTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                  AND AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS

          THIS TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS (the "Amendment") is made and entered into on this 12 day of November, 1998, to be effective (unless otherwise specified herein) as of the date of execution of this Amendment, by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor in interest by merger to FLEET CAPITAL CORPORATION, a Connecticut corporation, formerly known as SHAWMUT CAPITAL CORPORATION, successor in interest by assignment to BARCLAYS BUSINESS CREDIT, INC. ("Lender"), LOWRANCE ELECTRONICS, INC., a Delaware corporation ("Lowrance"), LEI EXTRAS, INC., a Delaware corporation ("LEI"), LOWRANCE CONTRACTS, INC., a Delaware corporation ("Lowrance Contracts"), and SEA ELECTRONICS, INC., an Oklahoma corporation ("Sea Electronics") (Lowrance, LEI, Lowrance Contracts and Sea Electronics are herein individually and collectively called "Borrower").

                                    RECITALS

          A. Borrower, Lowrance Australia Pty Limited ("Lowrance Australia") and Lender have entered into that certain Loan and Security Agreement, dated December 15, 1993, as amended by (i) that certain First Amendment to Loan and Security Agreement, dated October 16, 1995, by and among Lender, Borrower and Lowrance Australia, (ii) that certain Second Amendment to Loan and Security Agreement, dated November 1, 1996 by and among Lender and Borrower, (iii) that certain Third Amendment to Loan and Security Agreement, dated December 30, 1996, by and among Lender and Borrower, (iv) that certain Fourth Amendment to Loan and Security Agreement, entered into effective as of April 1, 1997, by and among Lender and Borrower, (v) that certain Fifth Amendment to Loan and Security Agreement, entered into effective as of August 25, 1997, by and between Lender and Borrower ("Fifth Amendment"), (vi) that certain Sixth Amendment to Loan and Security Agreement and Certain Other Loan Documents, entered into effective as of August 28, 1997, by and between Lender and Borrower, (vii) that certain Seventh Amendment to Loan and Security Agreement, entered into effective as of November 1, 1996, by and between Lender and Borrower, (viii) that certain Eighth Amendment to Loan and Security Agreement, made and entered into as of December 9, 1997, by and between Lender and Borrower, and (ix) that certain Ninth Amendment to Loan and Security Agreement made and entered into as of September 14, 1998, by and between Lender and Borrower (as amended, the "Loan Agreement").

          B. Borrower and Lender desire to amend the Loan Agreement and certain of the other Loan Documents as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   Definitions

          1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   Amendments

     2.01 Amendment to Section 1.1 of the Loan Agreement; Addition of Certain Definitions. Effective as of the date of execution of this Amendment, Section
1.1 of the Loan Agreement is hereby amended by adding the following definitions thereto in alphabetical order:

            "$4,800,000.02 Term Loan - the Loan described in Section 2.2(A-1) of this Agreement.

            $4,800,000.02 Term Note - that certain $4,000,000 Secured Promissory Note, dated August 25, 1997, executed by Borrower, in favor of Lender, as modified by the Tenth Amendment Agreement (which Tenth Amendment Agreement, among other things, increased the face principal amount of such promissory note to $4,800,000.02), as the same may be renewed, extended, modified and restated from time to time, together with promissory notes given in substitution therefore.

            Tenth Amendment Agreement - the Tenth Amendment to Loan and Security Agreement, executed in November of 1998 by Lender and Borrower."

     2.02 Amendment to Section 1.1 of the Loan Agreement; Deletion of Certain Definitions. Effective as of the date of execution of this Amendment, Section
1.1 of the Loan Agreement is hereby amended by deleting therefrom the definitions of "$4,000,0000 Term Loan" and "$4,000,000 Term Note."

     2.03 Deleting References to "$4,000,000 Term Loan" in the Loan Agreement and Substitution therefor of References to "$4,800,000.02 Term Loan." Effective as of the date of execution of this Amendment, all references in the Loan Agreement to the term "$4,000,000 Term Loan" are hereby deleted and substituted therefor are references to the term "$4,800,000.02 Term Loan."

     2.04 Deletion of References to "$4,000,000 Term Note" in Loan Agreement and Substitution therefor of References to "$4,800,000.02 Term Note". Effective as of the date of execution of this Amendment, all references in the Loan Agreement to the term "$4,000,000 Term Note" are hereby deleted and substituted therefor are references to the term "$4,800,000.02 Term Note."

     2.05 Amendment to Section 2.2 (A-1) of the Loan Agreement. Effective as of the date of execution of this Amendment, Section 2.2(A-1) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "(A-1) $4,800,000.02 Term Loan. The parties hereto agree that effective as of August 25, 1997, Lender made to Borrower that certain term loan in the original principal amount of $4,000,000, evidenced by that certain $4,000,000 Secured Promissory Note, dated August 25, 1997, in the original principal amount of $4,000,000, executed by Borrower and payable to the order of Lender. Borrower further agrees, represents and warrants that as of the date of execution of the Tenth Amendment Agreement, the unpaid principal amount of such term loan is $3,000,000.02, and that there are no claims or offsets against, or defenses or counterclaims to, payment of such amount to Lender. Borrower further agrees, represents and warrants that it has requested that Lender make on the date of execution of the Tenth Amendment Agreement an additional $1,800,000 term loan to Borrower, the proceeds of which shall be used by

     Borrower solely for purposes for which the proceeds of the Revolving Credit Loans are authorized to be used, and that such additional $1,800,000 term loan be combined and consolidated with the above-described existing term loan, such that the combined and consolidated term loan shall be in the aggregate principal amount of $4,800,000.02 (the '$4,800,000.02 Term Loan') which shall be repayable in accordance with the terms of the $4,800,000.02 Term Note and shall be secured by the Collateral. Subject to the terms and conditions of this Agreement and the conditions precedent specified in the Tenth Amendment Agreement, Lender agrees to advance such additional $1,800,000 to Borrower on the date of execution of the Tenth Amendment Agreement."

     2.06 Amendment to Section 9.2(X) of the Loan Agreement. Effective as of the date of execution of this Amendment, Section 9.2(X) of the Loan Agreement is amended and restated to read in its entirety as follows:

            "(X) Leases. Become a lessee under any operating lease (other than a lease under which Borrower is a lessor) of Property if the aggregate Rentals payable during any fiscal year of Borrower, beginning with fiscal year 1999, under the lease in question and all other leases under which the Borrower is then lessee would exceed $1,900,000.00. The term 'Rentals' means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease."

     2.07 Amendment to Section 9.3 of the Loan Agreement. Effective as of the date of execution of this Amendment, Section 9.3 of the Loan Agreement is amended and restated to read in its entirety as follows:

            "9.3 Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

                  (A) Minimum Tangible Net Worth. Maintain a Consolidated
            Tangible Net Worth of not less than the amount indicated below on the last day of each calendar month during the period corresponding thereto:

                    PERIOD                                        AMOUNT
                    ------                                        ------
(a)  November 1, 1998 through November 30, 1998             (a)    $4,564,000
(b)  December 1, 1998 through December 31, 1998             (b)    $4,477,000
(c)  January 1, 1999 through January 31, 1999               (c)    $4,499,000
(d)  February 1, 1999 through February 28, 1999             (d)    $5,201,000
(e)  March 1, 1999 through March 31, 1999                   (e)    $5,834,000
(f)  April 1, 1999 through April 30, 1999                   (f)    $6,420,000
(g)  May 1, 1999 through May 31, 1999                       (g)    $6,698,000
(h)  June 1, 1999 through June 30, 1999                     (h)    $6,833,000
(i)  July 1, 1999 through July 31, 1999                     (i)    $6,890,000
(j)  Thereafter                                             (j)    $7,000,000

                  (B) Maximum Leverage Ratio. Maintain, on a Consolidated basis, a ratio of (i) total Indebtedness to (ii) Tangible Net Worth of not more than the ratio shown below as of the last day of each calendar month during the period corresponding thereto:

                     PERIOD                                        RATIO
                     ------                                        -----
(a)  November 1, 1998 through November 30, 1998              (a)  8.9 to 1.0
(b)  December 1, 1998 through December 31, 1998              (b)  9.1 to 1.0
(c)  January 1, 1999 through January 31, 1999                (c)  9.6 to 1.0
(d)  February 1, 1999 through February 28, 1999              (d)  8.8 to 1.0
(e)  March 1, 1999 through March 31, 1999                    (e)  8.0 to 1.0
(f)  April 1, 1999 through April 30, 1999                    (f)  6.7 to 1.0
(g)  May 1, 1999 through May 31, 1999                        (g)  6.3 to 1.0
(h)  June 1, 1999 through June 30, 1999                      (h)  5.7 to 1.0
(i)  July 1, 1999 and thereafter                             (i)  5.3 to 1.0

                  (C) Fixed Charge Ratio. Maintain, on a Consolidated basis, a
             Fixed Charge Ratio of not less than the ratio shown below for the periods corresponding thereto.

                       PERIOD                                     RATIO
                       ------                                     -----
(a)  Six calendar month period ending on January 31,
     1999                                                    (a)  0.4 to 1.0
(b)  Nine calendar month period ending on April 30,
     1999                                                    (b)  0.9 to 1.0
(c)  Twelve calendar month period ending on July 31,
     1999                                                    (c)  1.0 to 1.0
(d)  Twelve calendar month period ending on the last
     day of each thereafter occurring October,
     January, April and July"                                (d)  1.0 to 1.0

     2.08 Amendment to Section 11.1(K) of the Loan Agreement. Effective as of the date of execution of this Amendment, Section 11.1(K) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "(K) Change of Ownership. Darrell J. Lowrance, or his estate in the case of his death, shall cease to own and control, beneficially and of record, at least 50.6% of the issued and outstanding capital stock of Borrower."

     2.09 Amendment to Section 11.1 of the Loan Agreement; Deletion of Section 11.1(Q). Effective as of the date of execution of this Amendment, Section 11.1(Q), Additional $3,000,000 in Cash Equity by November 30, 1998, of the Loan Agreement is hereby deleted.

     2.10 Amendment of $4,000,000 Secured Promissory Note. Effective as of the date of execution of this Amendment, that certain $4,000,000 Secured Promissory Note, dated August 25, 1997, in the original principal amount of $4,000,000, payable to the order of Lender and executed by Borrower, is amended as follows:

            (i) Each reference to the dollar amount "$4,000,000" is hereby deleted and substituted therefor is the dollar amount "$4,800,000.02".

            (ii) Reference to the phrase "FOUR MILLION AND NO/100 DOLLARS" is hereby deleted and substituted therefor is the phrase "FOUR MILLION EIGHT HUNDRED THOUSAND AND 02/100 DOLLARS".

            (iii) Each reference to the phrase "$4,000,000 Term Loan" is deleted and substituted therefor is the phrase "$4,800,000.02 Term Loan".

            (iv) The last paragraph on page one and the carryover paragraph on page two, which describes when and in what amount the principal amount and accrued interest on such promissory note shall be due and payable, is amended and restated to read in its entirety as follows:

                  "The principal amount of and accrued interest on this Note shall be due and payable on the dates and in the manner hereinafter set forth:

                         (a) interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on December 1, 1998, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full; and

                         (b)   principal shall be due and payable as follows:

                               (i) on the first day of each month, commencing
                         on March 1, 1999, and continuing thereafter on the first day of each thereafter occurring month, in monthly installments of $80,000.00 each; and

                               (ii) with the remaining principal being due and
                         payable in full on the last day of the Original Term (or the last day of the Renewal Term if the Loan Agreement is extended as provided in Section 3.2 thereof); or on any earlier termination of the Loan Agreement by Lender or Borrower pursuant to Section 3.2 or Section 3.3 thereof."

     2.11 Restructuring Fee. In consideration for the agreements of Lender contained herein, including, without limitation, the advancing to Borrower of an additional $1,800,000 on the date hereof, but subject to Section 3.1(D) of the Loan Agreement, Borrower agrees to pay Lender a fee of $50,000. Such fee shall be fully earned as of the date hereof, and shall be payable upon the earlier to occur of (i) March 1, 1999, (ii) termination of the Loan Agreement, or (iii) payment in full of the Loans. Borrower hereby irrevocably authorizes Lender, in Lender's sole discretion, to advance to Borrower, and to charge on the earlier to occur of (i) March 1, 1999, (ii) termination of the Loan Agreement, or (iii) payment in full of the Loans, to Borrower's Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay in full this restructuring fee. Notwithstanding the foregoing, payment of such $50,000 fee shall be waived by Lender if, prior to March 1, 1999, Borrower shall have paid off in full, in immediately available funds, the $1,800,000 loan advanced by Lender to Borrower on the date hereof.

                                   ARTICLE III
                              Conditions Precedent

     3.01 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

            (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender: (i) this Amendment, duly executed by Borrower; and (ii) such additional documents, instruments and information as Lender or its legal counsel may request;

            (b) The representations and warranties contained herein, in the Loan Agreement and in the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

            (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and

            (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                   ARTICLE IV
                                 Limited Waiver

     Upon satisfaction of the conditions and covenants set forth in Section 3.01 of this Amendment, Lender hereby waives any Default or Event of Default which occurred due to the violation by Borrower of the following covenants in the Loan
Agreement:

            (a) The aggregate Rentals paid by Borrower as lessee under operating leases for fiscal year 1998, exceeded the maximum amount specified in
     Section 9.2(X) of the Loan Agreement, which is a violation of Section 9.2(X) of the Loan Agreement;

            (b) Borrower respectively failed for the period beginning on August 1, 1998 and continuing through August 31, 1998, and the period beginning on September 1, 1998 and continuing through September 30, 1998, and the period beginning October 1, 1998 and continuing through October 31, 1998, to maintain a Consolidated Tangible Net Worth of not less than the amount set forth in Section 9.3(A) of the Loan Agreement, each of which is a violation of Section 9.3(A) of the Loan Agreement;

            (c) Borrower respectively failed for the period beginning on August 1, 1998, and continuing through August 31, 1998, and the period beginning on September 1, 1998, and continuing through September 30, 1998 and the period beginning October 1, 1998 and continuing through October 31, 1998, to maintain a ratio of total Indebtedness to Tangible Net Worth of not more than the ratio set forth in Section 9.3(B) of the Loan Agreement, each of which is a violation of Section 9.3(B) of the Loan Agreement; and

            (d) Borrower failed to maintain for the three calendar month period ending on October 31, 1998, a Fixed Charge Ratio of not less than the ratio set forth in Section 9.3(C) of the Loan Agreement, which is a violation of
     Section 9.3(C) of the Loan Agreement.

     Except as otherwise specifically provided for in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

                                    ARTICLE V
                  Ratifications, Representations and Warranties

     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; (e) the Borrower's Certificate of Incorporation and Bylaws are in full force and effect on and as of the date hereof without modification or amendment in any respect since November 1, 1996; (f) as of the date hereof, (i) Borrower is in existence and in corporate and tax good standing in the State of its organization, (ii) the Borrower is qualified to do business as a foreign corporation and is in corporate and tax good standing in each jurisdiction where Borrower is doing business and is required to be so qualified, (iii) Borrower does not owe franchise taxes or other taxes required to maintain its corporate existence and no franchise tax reports are due, and (iv) no proceedings are pending for forfeiture of the Borrower's charter or for its dissolution either voluntarily or involuntarily; and (g) the officer of Borrower executing this Amendment has been duly elected and is, at present, qualified and acting in the office indicated below such officer's name and is duly authorized to execute this Amendment on behalf of Borrower.

                                   ARTICLE VI
                            Miscellaneous Provisions

     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

     6.03 Expenses of Lender. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS

AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND THE NEGOTIATION OF AND EXECUTION OF THIS AMENDMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                                       9

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                 "LENDER"

                                 FLEET CAPITAL CORPORATION

                                 By: /s/ Hance VanBeber
                                     ----------------------------------------
                                 Name: Hance VanBeber
                                 Title: Vice President

                                 "BORROWER"

                                 LOWRANCE ELECTRONICS, INC.

                                 By: /s/ Darrell J. Lowrance
                                     ----------------------------------------
                                     Darrell J. Lowrance, President

                                 LEI EXTRAS, INC.

                                 By: /s/ Steven L. Schneider
                                     ----------------------------------------
                                     Steven L. Schneider, President

                                 LOWRANCE CONTRACTS, INC.

                                 By: /s/ Terry R. Nimmo
                                     ----------------------------------------
                                     Terry R. Nimmo, Vice President

                                 SEA ELECTRONICS, INC.

                                 By: /s/ Steven L. Schneider
                                     ----------------------------------------
                                     Steven L. Schneider, President

                                       10